UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 2004


                                IESI CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    333-98657                   75-2712191
--------------------------------------------------------------------------------
 (State or Other Jurisdiction        (Commission                (IRS Employer
        of Incorporation)           File Number)            Identification No.)


     2301 EAGLE PARKWAY, SUITE 200, FORT WORTH, TX                 76177
    -----------------------------------------------             ------------
        (Address of Principal Executive Offices)                 (Zip Code)

                                 (817) 632-4000
               Registrant's Telephone Number, Including Area Code





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 30, 2004, the Registrant amended certain provisions of the employment agreements of Charles F. Flood, President and Chief Executive Officer of the Registrant, and Thomas J. Cowee, Chief Financial Officer, Senior Vice President, Treasurer and Assistant Secretary of the Registrant. The employment agreements were amended (the "Amendments") to provide for, among other things, the future grant to Messrs. Flood and Cowee of non-qualified stock options to purchase 35,000 shares and 19,500 shares, respectively, of the Registrant's Class A voting common stock subject to and effective upon the occurrence of an initial public offering of the Registrant's common stock that is completed prior to January 1, 2005 (the "IPO Options"). The IPO Options shall be exercisable over a four-year term as set forth in the Amendments at a price per share equal to the price at which shares of Registrant's common stock is offered to the public in an initial public offering. The Amendments further provide that, upon the occurrence of certain triggering events, such as the death or disability of the executives or termination of employment of the executives by the Registrant without "cause" or by the executives for "good reason," as such terms are defined in the respective employment agreements, all outstanding options owned by the executives shall immediately become exercisable in accordance with their respective terms and the IPO Options shall be deemed granted as of such triggering event.

         In addition, the Registrant granted options to Messrs. Flood and Cowee to purchase up to 14,670 shares and 8,836 shares, respectively, of the Registrant's Class A voting common stock (the "Option Agreements"). Such options shall be exercisable at a price per share equal to $100.00 and shall terminate automatically upon consummation of an initial public offering prior to January 1, 2005. All other terms of the Option Agreements are the same as the Registrant's form of employee option agreement.

         The foregoing descriptions of the Amendments and Option Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as exhibits hereto and are incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS.

Exhibit No.         Exhibit
-----------         -------

10.1 Amendment to Employment Agreement, dated as of September 30, 2004, by and between the Registrant and Charles F. Flood.
10.2 Amendment to Employment Agreement, dated as of September 30, 2004, by and between the Registrant and Thomas J. Cowee.
10.3 Non-Qualified Stock Option Agreement by and between the Registrant and Charles F. Flood.
10.4 Non-Qualified Stock Option Agreement by and between the Registrant and Thomas J. Cowee.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IESI CORPORATION



                                                 By:  /s/ Thomas J. Cowee
Date October 21, 2004                               ----------------------------
                                                 Name:  Thomas J. Cowee
                                                 Title: Senior Vice President,
                                                        Chief Financial Officer,
                                                        Treasurer and Assistant
                                                        Secretary

                                  Exhibit Index


Exhibit No.         Exhibit
-----------         -------

10.1 Amendment to Employment Agreement, dated as of September 30, 2004, by and between the Registrant and Charles F. Flood.
10.2 Amendment to Employment Agreement, dated as of September 30, 2004, by and between the Registrant and Thomas J. Cowee.
10.3 Non-Qualified Stock Option Agreement by and between the Registrant and Charles F. Flood.
10.4 Non-Qualified Stock Option Agreement by and between the Registrant and Thomas J. Cowee.